Exhibit (e.2)

Distribution Agreement

Exhibit A

Index Series

iShares Trust

iShares 0-5 Year High Yield Corporate Bond ETF

iShares 0-5 Year Investment Grade Corporate Bond ETF

iShares 0-5 Year TIPS Bond ETF

iShares 1-3 Year Credit Bond ETF

iShares 1-3 Year International Treasury Bond ETF

iShares 1-3 Year Treasury Bond ETF

iShares 3-7 Year Treasury Bond ETF

iShares 7-10 Year Treasury Bond ETF

iShares 10+ Year Credit Bond ETF

iShares 10-20 Year Treasury Bond ETF

iShares 20+ Year Treasury Bond ETF

iShares Aaa - A Rated Corporate Bond ETF

iShares Agency Bond ETF

iShares Asia 50 ETF

iShares Asia Developed Real Estate ETF

iShares B - Ca Rated Corporate Bond ETF

iShares Baa - Ba Rated Corporate Bond ETF

iShares California AMT-Free Muni Bond ETF

iShares China Large-Cap ETF

iShares CMBS ETF

iShares Cohen & Steers REIT ETF

iShares Core 1-5 Year USD Bond ETF

iShares Core 10+ Year USD Bond ETF

iShares Core Aggressive Allocation ETF

iShares Core Conservative Allocation ETF

iShares Core Dividend Growth ETF

iShares Core GNMA Bond ETF

iShares Core Growth Allocation ETF

iShares Core High Dividend ETF

iShares Core Moderate Allocation ETF

iShares Core MSCI EAFE ETF

iShares Core MSCI Europe ETF

iShares Core MSCI Pacific ETF

iShares Core MSCI Total International Stock ETF

iShares Core S&P 500 ETF

iShares Core S&P Mid-Cap ETF

iShares Core S&P Small-Cap ETF

iShares Core S&P Total U.S. Stock Market ETF

iShares Core Total USD Bond Market ETF

iShares Core U.S. Aggregate Bond ETF

iShares Core U.S. Credit Bond ETF

iShares Core U.S. Growth ETF

iShares Core U.S. Treasury Bond ETF

iShares Core U.S. Value ETF

iShares Currency Hedged MSCI EAFE ETF

iShares Currency Hedged MSCI EMU ETF

iShares Currency Hedged MSCI Germany ETF

iShares Currency Hedged MSCI Japan ETF

iShares Dow Jones U.S. ETF

iShares Emerging Markets Infrastructure ETF

iShares Europe Developed Real Estate ETF

iShares Europe ETF

Distribution Agreement

Exhibit A (continued)

Index Series

iShares Exponential Technologies ETF

iShares FactorSelect MSCI Global ETF

iShares FactorSelect MSCI International ETF

iShares FactorSelect MSCI Intl Small-Cap ETF

iShares FactorSelect MSCI USA ETF

iShares FactorSelect MSCI USA Small-Cap ETF

iShares Financials Bond ETF

iShares Floating Rate Bond ETF

iShares FTSE China ETF

iShares Global 100 ETF

iShares Global Clean Energy ETF

iShares Global Consumer Discretionary ETF

iShares Global Consumer Staples ETF

iShares Global Energy ETF

iShares Global Financials ETF

iShares Global Healthcare ETF

iShares Global Industrials ETF

iShares Global Inflation-Linked Bond ETF

iShares Global Infrastructure ETF

iShares Global Materials ETF

iShares Global REIT ETF

iShares Global Tech ETF

iShares Global Telecom ETF

iShares Global Timber & Forestry ETF

iShares Global Utilities ETF

iShares Government/Credit Bond ETF

iShares Human Rights ETF

iShares iBonds Dec 2016 Corporate ETF

iShares iBonds Dec 2017 Corporate ETF

iShares iBonds Dec 2018 Corporate ETF

iShares iBonds Dec 2019 Corporate ETF

iShares iBonds Dec 2020 Corporate ETF

iShares iBonds Dec 2021 Corporate ETF

iShares iBonds Dec 2022 Corporate ETF

iShares iBonds Dec 2023 Corporate ETF

iShares iBonds Dec 2024 Corporate ETF

iShares iBonds Dec 2025 Corporate ETF

iShares iBonds Mar 2016 Corporate ETF

iShares iBonds Mar 2018 Corporate ETF

iShares iBonds Mar 2020 Corporate ETF

iShares iBonds Mar 2023 Corporate ETF

iShares iBonds Mar 2016 Corporate ex-Financials ETF

iShares iBonds Mar 2018 Corporate ex-Financials ETF

iShares iBonds Mar 2020 Corporate ex-Financials ETF

iShares iBonds Mar 2023 Corporate ex-Financials ETF

iShares iBonds Sep 2015 AMT-Free Muni Bond ETF

iShares iBonds Sep 2016 AMT-Free Muni Bond ETF

iShares iBonds Sep 2017 AMT-Free Muni Bond ETF

iShares iBonds Sep 2018 AMT-Free Muni Bond ETF

iShares iBonds Sep 2019 AMT-Free Muni Bond ETF

iShares iBonds Sep 2020 AMT-Free Muni Bond ETF

iShares iBoxx $ High Yield Corporate Bond ETF

iShares iBoxx $ Investment Grade Corporate Bond ETF

iShares India 50 ETF

iShares Industrials Bond ETF

Distribution Agreement

Exhibit A (continued)

Index Series

iShares Intermediate Credit Bond ETF

iShares Intermediate Government/Credit Bond ETF

iShares International Developed Property ETF

iShares International Developed Real Estate ETF

iShares International Inflation-Linked Bond ETF

iShares International Preferred Stock ETF

iShares International Select Dividend ETF

iShares International Treasury Bond ETF

iShares Japan Large-Cap ETF

iShares J.P. Morgan USD Emerging Markets Bond ETF

iShares Latin America 40 ETF

iShares MBS ETF

iShares Micro-Cap ETF

iShares Morningstar Large-Cap ETF

iShares Morningstar Large-Cap Growth ETF

iShares Morningstar Large-Cap Value ETF

iShares Morningstar Mid-Cap ETF

iShares Morningstar Mid-Cap Growth ETF

iShares Morningstar Mid-Cap Value ETF

iShares Morningstar Multi-Asset Income ETF

iShares Morningstar Small-Cap ETF

iShares Morningstar Small-Cap Growth ETF

iShares Morningstar Small-Cap Value ETF

iShares Mortgage Real Estate Capped ETF

iShares MSCI ACWI ETF

iShares MSCI ACWI ex U.S. ETF

iShares MSCI ACWI Low Carbon Target ETF

iShares MSCI All Country Asia ex Japan ETF

iShares MSCI All Country Asia ex Japan Small-Cap ETF

iShares MSCI All Country Asia Information Technology ETF

iShares MSCI All Peru Capped ETF

iShares MSCI Asia ex Japan Minimum Volatility ETF

iShares MSCI Australia Small-Cap ETF

iShares MSCI Brazil Small-Cap ETF

iShares MSCI Canada Small-Cap ETF

iShares MSCI China A ETF

iShares MSCI China ETF

iShares MSCI China Small-Cap ETF

iShares MSCI Denmark Capped ETF

iShares MSCI EAFE ETF

iShares MSCI EAFE Growth ETF

iShares MSCI EAFE Minimum Volatility ETF

iShares MSCI EAFE Small-Cap ETF

iShares MSCI EAFE Value ETF

iShares MSCI Emerging Markets Latin America ETF

iShares MSCI Europe Financials ETF

iShares MSCI Europe Minimum Volatility ETF

iShares MSCI Europe Small-Cap ETF

iShares MSCI Finland Capped ETF

iShares MSCI Germany Small-Cap ETF

iShares MSCI Hong Kong Small-Cap ETF

iShares MSCI India ETF

iShares MSCI India Small-Cap ETF

iShares MSCI Indonesia ETF

iShares MSCI International Developed Momentum Factor ETF

Distribution Agreement

Exhibit A (continued)

Index Series

iShares MSCI International Developed Quality Factor ETF

iShares MSCI Ireland Capped ETF

iShares MSCI Japan Minimum Volatility ETF

iShares MSCI KLD 400 Social ETF

iShares MSCI Kokusai ETF

iShares MSCI New Zealand Capped ETF

iShares MSCI Norway Capped ETF

iShares MSCI Philippines ETF

iShares MSCI Poland Capped ETF

iShares MSCI Qatar Capped ETF

iShares MSCI Singapore Small-Cap ETF

iShares MSCI UAE Capped ETF

iShares MSCI United Kingdom ETF

iShares MSCI United Kingdom Small-Cap ETF

iShares MSCI USA ESG Select ETF

iShares MSCI USA Minimum Volatility ETF

iShares MSCI USA Momentum Factor ETF

iShares MSCI USA Quality Factor ETF

iShares MSCI USA Size Factor ETF

iShares MSCI USA Value Factor ETF

iShares Nasdaq Biotechnology ETF

iShares National AMT-Free Muni Bond ETF

iShares New York AMT-Free Muni Bond ETF

iShares North America Real Estate ETF

iShares North American Natural Resources ETF

iShares North American Tech ETF

iShares North American Tech-Multimedia Networking ETF

iShares North American Tech-Software ETF

iShares PHLX Semiconductor ETF

iShares Real Estate 50 ETF

iShares Residential Real Estate Capped ETF

iShares Russell 1000 ETF

iShares Russell 1000 Growth ETF

iShares Russell 1000 Value ETF

iShares Russell 2000 ETF

iShares Russell 2000 Growth ETF

iShares Russell 2000 Value ETF

iShares Russell 3000 ETF

iShares Russell Mid-Cap ETF

iShares Russell Mid-Cap Growth ETF

iShares Russell Mid-Cap Value ETF

iShares Russell Top 200 ETF

iShares Russell Top 200 Growth ETF

iShares Russell Top 200 Value ETF

iShares S&P 100 ETF

iShares S&P 500 Growth ETF

iShares S&P 500 Value ETF

iShares S&P Mid-Cap 400 Growth ETF

iShares S&P Mid-Cap 400 Value ETF

iShares S&P Small-Cap 600 Growth ETF

iShares S&P Small-Cap 600 Value ETF

iShares Select Dividend ETF

iShares Short Treasury Bond ETF

iShares Short-Term National AMT-Free Muni Bond ETF

Distribution Agreement

Exhibit A (continued)

Index Series

iShares TIPS Bond ETF

iShares Transportation Average ETF

iShares Treasury Floating Rate Bond ETF

iShares U.S. Aerospace & Defense ETF

iShares U.S. Basic Materials ETF

iShares U.S. Broker-Dealers ETF

iShares U.S. CapEx ETF

iShares U.S. Consumer Goods ETF

iShares U.S. Consumer Services ETF

iShares U.S. Energy ETF

iShares U.S. Financial Services ETF

iShares U.S. Financials ETF

iShares U.S. Healthcare ETF

iShares U.S. Healthcare Providers ETF

iShares U.S. Home Construction ETF

iShares U.S. Industrials ETF

iShares U.S. Insurance ETF

iShares U.S. Medical Devices ETF

iShares U.S. Oil & Gas Exploration & Production ETF

iShares U.S. Oil Equipment & Services ETF

iShares U.S. Pharmaceuticals ETF

iShares U.S. Preferred Stock ETF

iShares U.S. Real Estate ETF

iShares U.S. Regional Banks ETF

iShares U.S. Technology ETF

iShares U.S. Telecommunications ETF

iShares U.S. Utilities ETF

iShares Utilities Bond ETF

iShares Yield Optimized Bond ETF

Amended and Approved by the Board of Trustees of iShares Trust on March 24-25, 2015.